UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 7, 2016

ARES MANAGEMENT, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36429	80-0962035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Avenue of the Stars, 12th Floor, Los Angeles, CA	90067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 201-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 7, 2016, the registrant issued a press release and a detailed earnings presentation announcing its financial results for the third quarter ended September 30, 2016. A copy of the summary press release and the earnings presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference.

The information disclosed under this Item 2.02, including Exhibit 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

On November 7, 2016, the registrant issued a press release announcing the declaration of a third quarter 2016 distribution of $0.20 per common unit, payable on December 5, 2016 to common unitholders of record as of November 21, 2016. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 7.01, including Exhibit 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)                               Exhibits:

Exhibit Number	Description

99.1	Press Release of Ares Management, L.P., dated November 7, 2016
99.2	Presentation of Ares Management, L.P., dated November 7, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES MANAGEMENT, L.P.
By: Ares Management GP LLC, its general partner
Date: November 7, 2016

	By:	/s/ Michael R. McFerran
	Name:	Michael R. McFerran
	Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release of Ares Management, L.P., dated November 7, 2016
99.2	Presentation of Ares Management, L.P., dated November 7, 2016